UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: January 3, 2011

POWERSHARES DB MULTI-SECTOR COMMODITY TRUST

(Registrant)

POWERSHARES DB ENERGY FUND; POWERSHARES DB OIL FUND; POWERSHARES DB PRECIOUS METALS FUND; POWERSHARES DB GOLD FUND; POWERSHARES DB SILVER FUND; POWERSHARES DB BASE METALS FUND; POWERSHARES DB AGRICULTURE FUND

(Rule 140 Co-Registrants)

(Exact Name of each Registrant as Specified in its Charter)

PowerShares DB Multi-Sector Commodity Trust – Delaware (State or Other Jurisdiction of Incorporation or Organization)	87-0778053 (IRS Employer ID Number)

c/o DB Commodity Services LLC 60 Wall Street New York, New York (Address of Principal Executive Offices)	10005 (Zip Code)

001-33229; 001-33240; 001-33242; 001-33244; 001-33231; 001-33234; 001-33236; and 001-33238

(Commission File Number(s))

(212) 250-5883

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Item 8.01. Other Events.

PowerShares DB Multi-Sector Commodity Trust (the “Trust”) was organized as a Delaware statutory trust in seven separate series, PowerShares DB Energy Fund, PowerShares DB Oil Fund, PowerShares DB Precious Metals Fund, PowerShares DB Gold Fund, PowerShares DB Silver Fund, PowerShares DB Base Metals Fund and PowerShares DB Agriculture Fund (individually, a “Fund,” collectively, the “Funds”). DB Multi-Sector Commodity Master Trust (the “Master Trust”) was organized as a Delaware statutory trust in seven separate series, DB Energy Master Fund, DB Oil Master Fund, DB Precious Metals Master Fund, DB Gold Master Fund, DB Silver Master Fund, DB Base Metals Master Fund and DB Agriculture Master Fund (individually, a “Master Fund,” collectively, the “Master Funds”).

As promptly as reasonably practicable after the determination of the net asset value of each Master Fund on December 31, 2010, each Master Fund was dissolved and all of the assets of each Master Fund were distributed to the corresponding Fund (the “Consolidation”).

DB Commodity Services LLC (the “Managing Owner”) serves as the managing owner of the Trust and the Funds and also served as the Managing Owner of the Master Trust and the Master Funds.

As described below, the name of certain Indexes changed effective January 1, 2011.

Consolidation of the Funds and Master Funds

The purpose underlying the Fund/Master Fund structure was to enable each Fund to be classified as a “grantor trust” for U.S. federal income tax purposes. As a result, investors would not receive Schedule K-1s with respect to their investments in a Fund. However, due to subsequent IRS interpretations of the Internal Revenue Code, each Fund is now required to distribute Schedule K-1s to its investors. Therefore, the original purpose underlying the Fund/Master Fund structure has been frustrated.

In light of the foregoing, the Managing Owner determined that it would be in the best interest of each Fund and its shareholders to dissolve its corresponding Master Fund and have each Fund perform all of the functions previously performed by its corresponding Master Fund. Accordingly, as promptly as practicable after the determination of the net asset value of each Master Fund on December 31, 2010, each Master Fund transferred all of its assets to its corresponding Fund and terminated. Effective January 1, 2011, each reorganized Fund will perform all necessary functions in order to continue in the normal course of business.

A Second Amended and Restated Declaration of Trust and Trust Agreement of the Trust dated December 31, 2010, that will govern the operation of the business of each Fund going forward, is being filed on January 3, 2011 as Exhibit 4.1.1 to the registration statement of each Fund.

The Consolidation is not expected to have any adverse effect on the Fund’s shares or shareholders.

Index Name Change

The below table reflects both the name of the original Index that each Fund (except PowerShares DB Agriculture Fund) had tracked up to and including December 31, 2010 ( the “Original Index”), and the name of the Index that each Fund will track after December 31, 2010 (the “Renamed Index”):

Index
Fund	Original	Renamed
PowerShares DB Energy Fund	Deutsche Bank Liquid Commodity Index–Optimum Yield Energy Excess Return™	DBIQ Optimum Yield Energy Index Excess Return™

PowerShares DB Oil Fund	Deutsche Bank Liquid Commodity Index–Optimum Yield Crude Oil Excess Return™	DBIQ Optimum Yield Crude Oil Index Excess Return™

PowerShares DB Precious Metals Fund	Deutsche Bank Liquid Commodity Index–Optimum Yield Precious Metals Excess Return™	DBIQ Optimum Yield Precious Metals Index Excess Return™

PowerShares DB Gold Fund	Deutsche Bank Liquid Commodity Index–Optimum Yield Gold Excess Return™	DBIQ Optimum Yield Gold Index Excess Return™

PowerShares DB Silver Fund	Deutsche Bank Liquid Commodity Index–Optimum Yield Silver Excess Return™	DBIQ Optimum Yield Silver Index Excess Return™

PowerShares DB Base Metals Fund	Deutsche Bank Liquid Commodity Index–Optimum Yield Industrial Metals Excess Return™	DBIQ Optimum Yield Industrial Metals Index Excess Return™

Each Fund’s Original Index is identical to the Renamed Index, except with respect to the following non-substantive changes: (i) name of Index, (ii) ticker symbol, and (iii) inception date of Renamed Index for CFTC purposes. Except as provided in the immediately preceding sentence, all prior underlying formulae, data (e.g., closing levels, measure of volatility, all other numerical statistics and measures) and all other characteristics (e.g., Base Date, Index Sponsor, rolling, etc.) with respect to each Original Index is identical to its corresponding Renamed Index.

The PowerShares DB Agriculture Fund tracked the Deutsche Bank Liquid Commodity Index Diversified Agriculture Excess Return™ up to and including December 31, 2010. The PowerShares DB Agriculture Fund will track DBIQ Diversified Agriculture Index Excess Return™ after December 31, 2010. The only difference between the Deutsche Bank Liquid Commodity Index Diversified Agriculture Excess Return™ and the DBIQ Diversified Agriculture Index Excess Return™ is a name change.

Each defined term used and not otherwise defined herein shall have the meaning assigned to each term as provided in the Prospectus dated January 3, 2011.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS FORM 8-K CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. THESE FORWARD LOOKING STATEMENTS AND THEIR IMPLICATIONS ARE BASED UPON EACH FUND’S PRESENT BELIEFS AND EXPECTATIONS, BUT THEY ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR FOR VARIOUS REASONS, INCLUDING SOME REASONS WHICH ARE BEYOND EACH FUND’S CONTROL.

FOR THESE AND OTHER REASONS, INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS IN THIS FORM 8-K.

EXCEPT AS REQUIRED BY LAW, THE MANAGING OWNER DOES NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PowerShares DB Multi-Sector Commodity Trust

By:	DB Commodity Services LLC, its Managing Owner

By:	/s/ Michael Gilligan
Name: Michael Gilligan Title: Principal Financial Officer

By:	/s/ Martin Kremenstein
Name: Martin Kremenstein Title: Chief Operating Officer

PowerShares DB Energy Fund, a series of PowerShares DB Multi-Sector Commodity Trust

By:	DB Commodity Services LLC, its Managing Owner

By:	/s/ Michael Gilligan
Name: Michael Gilligan Title: Principal Financial Officer

By:	/s/ Martin Kremenstein
Name: Martin Kremenstein Title: Chief Operating Officer

PowerShares DB Oil Fund, a series of PowerShares DB Multi-Sector Commodity Trust

By:	DB Commodity Services LLC, its Managing Owner

By:	/s/ Michael Gilligan
Name: Michael Gilligan Title: Principal Financial Officer

By:	/s/ Martin Kremenstein
Name: Martin Kremenstein Title: Chief Operating Officer

PowerShares DB Precious Metals Fund, a series of PowerShares DB Multi-Sector Commodity Trust

By:	DB Commodity Services LLC, its Managing Owner

By:	/s/ Michael Gilligan
Name: Michael Gilligan Title: Principal Financial Officer

By:	/s/ Martin Kremenstein
Name: Martin Kremenstein Title: Chief Operating Officer

PowerShares DB Gold Fund, a series of PowerShares DB Multi-Sector Commodity Trust

By:	DB Commodity Services LLC, its Managing Owner

By:	/s/ Michael Gilligan
Name: Michael Gilligan Title: Principal Financial Officer

By:	/s/ Martin Kremenstein
Name: Martin Kremenstein Title: Chief Operating Officer

PowerShares DB Silver Fund, a series of PowerShares DB Multi-Sector Commodity Trust

By:	DB Commodity Services LLC, its Managing Owner

By:	/s/ Michael Gilligan
Name: Michael Gilligan Title: Principal Financial Officer

By:	/s/ Martin Kremenstein
Name: Martin Kremenstein Title: Chief Operating Officer

PowerShares DB Base Metals Fund, a series of PowerShares DB Multi-Sector Commodity Trust

By:	DB Commodity Services LLC, its Managing Owner

By:	/s/ Michael Gilligan
Name: Michael Gilligan Title: Principal Financial Officer

By:	/s/ Martin Kremenstein
Name: Martin Kremenstein Title: Chief Operating Officer

PowerShares DB Agriculture Fund, a series of PowerShares DB Multi-Sector Commodity Trust

By:	DB Commodity Services LLC, its Managing Owner

By:	/s/ Michael Gilligan
Name: Michael Gilligan Title: Principal Financial Officer

By:	/s/ Martin Kremenstein
Name: Martin Kremenstein Title: Chief Operating Officer

Date: January 3, 2011